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                                                                 EXHIBIT 99.16



                            JOINT FILING AGREEMENT


                  In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of an amendment to Schedule 13D relating to the Common Stock, par value $.01 per share, of Allied Waste Industries, a Delaware corporation, and that any subsequent amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.



                             BLACKSTONE CAPITAL PARTNERS II
                             MERCHANT BANKING FUND L.P.

                             By:       BLACKSTONE MANAGEMENT
                                       ASSOCIATES II L.L.C., its general partner

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                       Founding Member

                             BLACKSTONE OFFSHORE CAPITAL PARTNERS
                             II L.P.

                             By:       BLACKSTONE MANAGEMENT
                                       ASSOCIATES II L.L.C., its investment
                                       general partner

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                       Founding Member

                             BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.

                             By:       BLACKSTONE MANAGEMENT
                                       ASSOCIATES II L.L.C., its general partner

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                       Founding Member

                             BLACKSTONE MANAGEMENT ASSOCIATES II L.L.C.

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                       Founding Member


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                             BLACKSTONE CAPITAL PARTNERS III
                             MERCHANT BANKING FUND L.P.

                             By:      BLACKSTONE MANAGEMENT
                                      ASSOCIATES III L.L.C., its general partner

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                      Member



                             BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P.

                             By:      BLACKSTONE MANAGEMENT
                                      ASSOCIATES III L.L.C., its investment
                                      general partner

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                      Member


                             BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

                             By:      BLACKSTONE MANAGEMENT
                                      ASSOCIATES III L.L.C., its general partner

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                       Member


                             BLACKSTONE MANAGEMENT ASSOCIATES
                             III L.L.C.

                             By:  /s/ Stephen A. Schwarzman
                                  ----------------------------------------------
                                       Member

                             /s/ Peter G. Peterson
                             ---------------------------------------------------
                             Peter G. Peterson

                             /s/ Stephen A. Schwarzman
                             ---------------------------------------------------
                             Stephen A. Schwarzman

                             Dated:  August 5, 1999